COMPANY PRESENTATION

MARCH 2013



MP
MUSCLEPHARM
WEAK
ENDS
HERE
SAFELY
UFC


MUSCLEPHARM
UFC

MUSCLEPHARM®

TABLE OF CONTENTS


MUSCLEPHARM
MP
MUSCLEPHARM®
FUELING ATHLETES
SAFELY

FORWARD LOOKING STATEMENT:

Information included herein contains forward looking statements. Forward-looking statements are identified by words such as "expect," "plan," "will," "should," "could," "anticipate," "estimate," and other similar expressions. Forward-looking statements involve significant risks and uncertainties, including but not limited to the following:

- Our independent auditors have expressed substantial doubt about our ability to continue as a going concern, and we have a significant working capital deficit;
- If we fail to effectively manage our growth, our business and operations results could be harmed;
- Our disclosure controls and procedures are ineffective, which could result in material misstatements in our financial statements;
- Intense competition in our industry;
- Our reliance on a few major customers;
- Our reliance on management and key personnel;
- We may be exposed to material product liability claims;
- Our insurance coverage or third party indemnification rights may not be sufficient to cover legal claims or other losses that we may incur in the future;
- Our intellectual property rights are valuable and any cost to protect them could reduce value of our products and brand;
- We have no manufacturing capacity and anticipate continued reliance on third-party manufacturers.

In addition, past performance is no guarantee of future performance or results. All statements or estimates made by MusclePharm, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.

Readers are encouraged to read the section entitled "Risk Factors" in the 424 (b)(4) prospectus filed with the SEC on January 17, 2013, our December 31, 2011 Annual Report on Form 10-K/A and any and all of our other documents filed with the SEC regarding information about MusclePharm in respect of the forward-looking statements herein. Interested parties are able to obtain copies of filings containing information about MusclePharm without charge, at the SEC's internet site (http://www.sec.gov). MusclePharm assumes no duty to update the forward-looking statements herein.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of MusclePharm, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

OUR COMPANY

Founded in 2008, MusclePharm is a healthy lifestyle company that develops and manufactures nutritional supplements that address active lifestyles, including muscle building, weight loss and maintaining general fitness through a daily nutritional supplement regimen.

We currently have 20 products that are formulated through a six-stage research process using the expertise of leading nutritional scientists, which are field tested using a pool of several elite athletes on various professional teams.

NET SALES HAVE GROWN FROM $1.0 MILLION IN 2009 TO $78 MILLION IN 2012


MUSCLEPHARM.
OFFICIAL NUTRITIONAL
UFC
ULTIMATE FIGHTING CHAMPIONSHIP
THE ATHLETES COMPANY
WEAK ENDS HERE
WE LIVE THIS


WE LIVE THIS
AMINO
ASSAULT
COMBAT
FIGHT STACK
MUSCLEPHARM.

MUSCLEPHARM.

OUR MANAGEMENT

Brad Pyatt- CEO/Founder/Co-Chair
Significant Experience in Both the Sports Nutrition and Exercise Science Fields

- Founder of MusclePharm and CEO, 2008 – Present
- Former NFL Player (7 Years professional football)
- Studied Kinesiology and Exercise Science at the University of Kentucky
- Mentored by one of Europe's top Herbologists during NFL Career

Gary Davis- CFO
Deep Financial Reporting Experience,
Private and Publicly Traded Companies

- Chief Financial Officer of MusclePharm, July 2012–Present
- Former Vice-President, CFO & Controller, USEcology, Micron, and Fortune 500 Company Morrison-Knudsen (now URS)
- Executive Vice-President and CFO of Bodybuilding.com, an Inc. 500 Company and the world leader in online nutritional and dietary supplement retail sales
- Certified Public Accountant, studied finance and accounting at Boise State University and Rochester Institute of Technology

Cory Gregory-EVP/CO-Founder
Dietary and Nutrition Industry Leader,
Top Training Expert

- Co-Founder MusclePharm (2008)
- International Fitness Cover Model, featured in: Inside Fitness
- Magazine, Fitness & Physique, Muscle & Fitness, Maximum Fitness,
- Twitter following of more than 300,000 fitness and nutrition fans
- NESTA Certified Nutrition Coach

John Bluher-EVP/COO/Co-Chair
Multi-Disciplinary Senior Management Background

- Chief Operating Officer of MusclePharm, September 2011–Present
- Managing Director and General Counsel at Lehman Brothers, Inc.
- Global Chief Legal and Compliance Officer, Managing Director, Neuberger Berman
- General Counsel, Director of Risk, Janus Capital, Inc.
- General Counsel and Corporate Secretary and Director of Risk Management, Knight Trading Group
- Senior Vice President and Global Chief Compliance Officer, Prudential Securities, Inc.
- Senior Counsel for the Division of Enforcement, Securities and Exchange Commission

Jeremy Deluca-EVP/CMO
Proven Success in Retail Niche of
Sports Nutrition Industry

- EVP/CMO MusclePharm, May 2011–Present
- Co-Founder, Former President, Bodybuilding.com (Revenues of $250M/year)
- Bodybuilding.com was acquired from Liberty Media in 2010
- Bodybuilding.com is one of the most visited bodybuilding websites in the world thanks to Jeremy's innovations in promotions and marketing.

MARKET ANALYSIS SUMMARY

The market for sport nutritionals and supplements is substantial. And it's one of the fastest-growing segments of the health supplement market– investors can expect double digit market growth through 2013!

According to BBC Research, the global market for sports nutrition products increased from approximately $28 billion in 2007 to more than $31 billion in 2008 and is forecast to reach 91.8 billion by 2013. That's a compound annual growth rate of more than 24%.

Hardcore athletes remain a critical population for brand traction and validation.

Endurance athletes and bodybuilders are sports nutrition's early adopters and are often those who can best evaluate a product's efficacy and attributes and become influential brand advocates.

GLOBAL SPORTS NUTRITION MARKET
2007-2013 PROJECTED (IN BILLIONS)


100B
80B
60B
40B
20B
0
2007
2010
2013

INDUSTRY OVERVIEW

We believe there are several key demographic, healthcare and lifestyle trends driving the continued growth of our industry including:

Increasing awareness of nutritional supplements across major age and lifestyle segments of the U.S. population. We believe that awareness of the benefits of nutritional supplements is growing among active, younger populations, providing the foundation for our future consumer base. In addition, the average age of the U.S. population is increasing and data from the United States Census Bureau indicates that the number of Americans age 65 or older is expected to increase by approximately 36% from 2010 to 2020. We believe that these consumers are likely to increasingly use nutritional supplements and generally have higher levels of disposable income to pursue healthier lifestyles

Increased focus on fitness and healthy living. We believe that consumers are trying to lead more active lifestyles and become increasingly focused on healthy living, nutritional and supplemental. According to the Nutrition Business Journal's 2012 Supplement Business Report, 20% of the U.S. adult population (or 47 million people) were regular or heavy users of vitamins in 2011. We believe that growth in our industry will continue to be driven by consumers who increasingly embrace health and wellness as an important part of their lifestyles.

According to Nutrition Business Journal's 2012 Supplement Business Report, our industry generated over $30 billion in sales in 2011 and $28.1 billion in 2010, and is projected to grow at an average annual rate of approximately 6.0% through 2020.

According to Nutrition Business Journal, sports nutrition products represented approximately 12% of the total sales in the U.S. nutritional supplements industry in 2011, and the category is expected to grow at a 9.1% compound annual growth rate (or CAGR) from 2012 to 2020, representing the fastest growing product category in the nutritional supplements industry.

Participants in our industry include specialty retailers, supermarkets, drugstores, mass merchants, multi-level marketing organizations, online retailers, mail-order companies and a variety of other small participants.

MUSCLEPHARM ADVISORY BOARD



DR. ERIC SERRANO, MD

CHIEF MEDICAL DIRECTOR & FORMULATOR

Dr. Eric Serrano has been practicing medicine for over 12 years and is the leading Sports Nutrition doctor in the country. With expertise in blood analysis, sports nutrition and injury prevention, he helps us give athletes the edge. Before joining MusclePharm, Dr. Serrano formulated supplements for some of the leading nutritional companies on the market. When he's not working with us, Dr. Serrano lectures across the country to universities, medical groups and health & fitness conferences—especially about Sports Nutrition.



MAURO DI PASQUALE, MD

DIRECTOR OF PRODUCT DEVELOPMENT AND RESEARCH

As Chief Formulator and Chief Medical Director, Dr. Mauro Di Pasquale brings five decades of personal, clinical and university teaching and learning, combined with leadership gained from Medical Directorships of important sports organizations. Dr. Di Pasquale has also written over a dozen books on athletic performance, focusing mainly on diet and supplementation, most notably The Anabolic Diet, and The Metabolic Diet. His counsel helps our team stay on the edge.



ROSCOE M. MOORE, JR. D.V.M., PH.D, D.SC.PRINT

CHIEF SCIENTIFIC DIRECTOR

As a trusted medical Counsel, Dr. Moore is a Former US Assistant Surgeon General Director of the FDA. Dr. Moore has vast experience within the U.S. Public Health Service, the U.S. Food and Drug Administration and the Office of U.S. Secretary of Health and Human Services.

MUSCLEPHARM.

FUELING ATHLETES SAFELY™

MP CORPORATE OFFICE



Our 30,300 sq. ft. Corporate Office is home to a team of full time and part time doctors and scientists that have that played key roles in clinical trials for our supplements. They help determine safety/efficacy and are consulted on product substantiation/function claims.

SPORTS SCIENCE CENTER
MUSCLEPHARM.
RESEARCH INSTITUTE ®

MUSCLEPHARM.

BUILDING THE PERFECT ATHLETE



DISTRIBUTION FOOTPRINT

Internet Sales | Brick and Mortar | Wholesale | Distribution | International

Product Distribution:
Our nutritional supplements are available for purchase in over 10,000 U.S. retail outlets, 100 online retail outlets, and on over 110 International Countries.


UNITED STATES +NORTH AMERICA
10,000 STORES AND GROWING
WORLDWIDE
110 COUNTRIES AND GROWING

MP THE ATHLETES COMPANY™


GNC
LIVE WELL
RISING STAR
SPORTS
MUSCLE PHARM
GNC 2012 VENDOR AWARDS

MUSCLEPHARM'S AWARD WINNING PRODUCTS ARE CREATED THROUGH AN ADVANCED PROTOCOL WHICH UTILIZES THE EXPERTISE OF TOP NUTRITIONAL SCIENTISTS.


AWARD OF EXCELLENCE WINNER
BODYBUILDING.com
MUSCLEPHARM
PACKAGING OF THE YEAR 2012
PRESENTED BY BODYBUILDING.COM
AWARD OF EXCELLENCE WINNER
BODYBUILDING.com
MUSCLEPHARM
BRAND OF THE YEAR 2012
PRESENTED BY BODYBUILDING.COM
AWARD OF EXCELLENCE WINNER
BODYBUILDING.com
ASSAULT
PRE-WORKOUT OF THE YEAR 2012
PRESENTED BY BODYBUILDING.COM


ASSAULT
COMBAT POWDER
CASEIN
MUSCLE GEL
BATTLE FUEL XT
SHRED MATRIX
BULLET PROOF
RE-CON
FISH OIL
BCAA 3:1:2
CLA CORE
HYBRID
ARMOR-V
AMINO 1
ZMA MAX
GLUTAMINE
CREATINE
CARNITINE CORE

INNOVATION & NEW PRODUCTS

INNOVATION:
FEMALE ONLY FITNESS LINE


BALANCE
BURN
DELIGHT
IGNITE
CLEANSE
TONE

ASSAULT ENERGY SHOTS:
FOR CONVENIENCE STORES


ASSAULT
ASSAULT
SHOOTER
UFC

NITRATE SERIES:
REVOLUTIONARY ION-3 TECHNOLOGY


CRE-3
UFC

UFC FIGHT STACK:
COMBINATION OF FIVE OF OUR MOST SUCCESSFUL PRODUCTS


UFC
FIGHT
STACK
TRAIN HARD HIT HARDER

MARKETING & BRANDING STRATEGY

- Brand MusclePharm as the "must have" fitness brand for workout enthusiasts and elite athletes.
- We seek to be known as the athlete's company run by athletes who create their products for other athletes both professional and amateur.
- We believe that our marketing mix of endorsers, sponsorships and providing sample products for our retail resellers to use is an optimal strategy to increase sales.
- In 2011, we launched an advanced website in seeking to tap into the social networking worldand to further our brand and consumer awareness. We currently have over 500,000 fans combined between our company and executive officers' Facebook and Twitter accounts.

MUSCLEPHARM.

WE BUILT THIS™



MICHAEL VICK
PROFESSIONAL FOOTBALL SUPERSTAR

GROWTH STRATEGY

- Increase our product distribution and sales through increased market penetrations both domestically and internationally;
- Increase our margins by focusing on streamlining our operations and seeking operating efficiencies in all areas of our operations;
- Continue to conduct additional testing of the safety and efficacy of our products and formulate new products; and
- Increase awareness of our products by increasing our marketing and branding opportunities through endorsements, sponsorships and brand extensions.

COMPANY GOALS

IF YOU BUILD IT THEY WILL COME - 2011 ACCOMPLISHED:

- Built the brand thru marketing and UFC relationship
- Open distribution channels using BB.com as the lead
- Build a management team
- Initiate a plan to recapitalize the company
- Create NASDAQ compliant corporate governance
- Create market leading products

CLEAN UP THE COMPANY - 2012 ACCOMPLISHED:

- Buy back all the convertible debt
- Expand distribution to continue growth
- Launch new products
- Reduce derivative liability-increase shareholder equity
- Convert all warrants to equity
- Launch fully independent board of directors
- Continue to grow revenues

FOCUS ON BOTTOM LINE - 2013 GOALS:

- COG reduction through competitive pricing
- Cost management with focus on hard budgeting
- Risk reduction with improved corporate governance
- Controls on discounting and promotions
- Renegotiate key contracts to improve margins and shelf placement
- Expand distribution channels -focus on international
  Drive volume through existing distribution channels
  Launch innovative new products in new channels

SALES & MARGIN IMPROVEMENT


SALES & MARGIN INCREASE DISCOUNTS DROP
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2009
2010
2011
2012
2013 P
GROSS SALES
DISCOUNTS & PROMOS
DISCOUNT %
GROSS MARGIN %

Net Sales (calculated in accordance with GAAP) has grown from 2009 through the third quarter of 2012 at a compound annual growth rate of 314%.

CAPITALIZATION TABLE

Common Shares outstanding as of March, 2013	**5,922,195**
RESERVED SHARES	
Earned portion of athlete endorsement contracts	0
Employee RSUs	86,275
Conversion of Outstanding Shares of Series D Preferred Stock	747,000
	6,755,470
Shares of Series B Preferred Stock Outstanding	51
Shares of Series D Preferred Stock Outstanding as of March 11, 2013 (each Series D share convertible into two shares of common stock)	373,500
Shares of Common Stock Reserved for Proposed Employee Stock Incentive Plan	1,500,000



MUSCLEPHARM
FUELING ATHLETES SAFELY
FUELING ATHLETES SAFELY
WEAK ENDS HERE
UNKNOW YOUR LIMITS.
FUELING ATHLETES SAFELY
UFC


COMBAT
FIGHT
STACK
COMBAT
ASSAULT
MUSCLEPHARM®